                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 31, 1999


                                FSI INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             MINNESOTA                                0-17276                              41-1223238
-------------------------------------    ----------------------------------     ----------------------------------
  (State or other jurisdiction of        (Commission File Number)                       (I.R.S. Employer
           incorporation)                                                              Identification No.


                      322 LAKE HAZELTINE DRIVE, CHASKA, MINNESOTA                             55318
----------------------------------------------------------------------------    ----------------------------------
                        (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (612) 448-5440

Item 2.  Acquisition or Disposition of Assets.

     On July 31, 1999, FSI International, Inc. (the "Company") completed the sale of its Chemical Management Division ("CMD") to The BOC Group, Inc., a Delaware corporation ("BOC") for approximately $38 million ((pound)23 million), subject to post-closing adjustments based upon changes in net working capital from April 3, 1999 through closing. The Company had entered into a formal asset purchase agreement for the sale of CMD to BOC on June 9, 1999.

     CMD, which includes operations in Chaska, Minn., Hollister, Calif., Newhaven, England, and Kyungui-do, Korea, designs and manufactures chemical management systems that generate, blend and dispense high purity chemicals, and blend and deliver slurries, to points of use in manufacturing facilities, as well as related controls and support products. See the Company's Annual Report on Form 10-K for the fiscal year ended August 29, 1998 for a general discussion of the business and operations of CMD.

     It is anticipated the pre-tax gain on the sale of CMD will be approximately $25.0 million. See the Company's pro forma financial information as of and for the nine months ended May 29, 1999 and for the fiscal year ended August 29, 1998.

     The foregoing description of the asset purchase agreement is not complete and is qualified in its entirety by reference to the asset purchase agreement, which is attached hereto as an exhibit and incorporated by reference.

Item 7.  Financial Statements and Exhibits.

  (a)    Financial statements of business acquired.

         Not applicable.

  (b)    Pro forma financial information.

     Unaudited pro forma financial information for FSI International, Inc. and subsidiaries as of and for the nine months ended May 29, 1999 and for the fiscal year ended August 29, 1998.

  (c)    Exhibits.

         2. Asset Purchase Agreement dated as of June 9, 1999 between FSI International, Inc. and The BOC Group, Inc. (incorporated by reference to Exhibit 2 to the Current Report on Form 8-K of FSI International, Inc. (File No. 0-17276), filed with the Securities and Exchange Commission on June 23, 1999.)

         99. Press Release dated August 2, 1999.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    FSI INTERNATIONAL, INC.



Date:  August 12, 1999              By: /s/ Patricia M. Hollister
                                        ----------------------------------------
                                    Its:   Chief Financial Officer and Corporate
                                           Controller

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
            AS OF AND FOR THE NINE MONTHS ENDED MAY 29, 1999 AND FOR
                      THE FISCAL YEAR ENDED AUGUST 29, 1998


                    FSI INTERNATIONAL, INC. AND SUBSIDIARIES


     The following unaudited pro forma financial information presents the pro forma effect of the divestiture of CMD on the Company's historical financial position and results of operations. The pro forma financial information has been prepared and included as required by the rules and regulations of the Securities and Exchange Commission and does not purport to be indicative of the results that actually would have been obtained if the divestiture had been effected on the date indicated or of the results that may be obtained in the future.

                    FSI INTERNATIONAL, INC. AND SUBSIDIARIES
                               UNAUDITED PRO FORMA
                                  BALANCE SHEET

             ------------------------------------------------------

                                                           FSI
                                                     International,              Pro Forma
                                                          Inc.                  Adjustments            Pro Forma
                                                      May 29, 1999            For Divestiture        May 29, 1999
                                                     ------------------------------------------------------------
CURRENT ASSETS:

    CASH, CASH EQUIVALENTS AND MARKETABLE
      SECURITIES                                        $79,778,165                                    $79,778,165

    TRADE ACCOUNTS RECEIVABLE, NET                       23,611,534                                     23,611,534

    TRADE ACCOUNTS RECEIVABLE FROM
      AFFILIATES                                          4,528,488                                      4,528,488

    INVENTORIES                                          36,232,266                                     36,232,266

    DEFERRED INCOME TAX BENEFIT                          10,101,953                                     10,101,953

    OTHER CURRENT ASSETS                                  5,105,116                                      5,105,116

    NET ASSETS OF DISCONTINUED OPERATIONS                13,104,433       (13,104,433)  (a)                     --
                                                       ------------                                   ------------

           TOTAL CURRENT ASSETS                         172,461,955                                    159,357,522

PROPERTY, PLANT AND EQUIPMENT, NET                       64,336,608                                     64,336,608

INVESTMENTS IN AFFILIATES                                13,615,129                                     13,615,129

DEPOSITS AND OTHER ASSETS                                 4,382,518                                      4,382,518
                                                       ------------                                   ------------

                                                        254,796,210                                    241,691,777
                                                       ============                                   ============

CURRENT LIABILITIES:

CURRENT MATURITIES OF LONG-TERM DEBT                         59,696                                         59,696

    TRADE ACCOUNTS PAYABLE                               18,891,291                                     18,891,291

    ACCRUED EXPENSES                                     18,375,713                                     18,375,713

    CUSTOMER DEPOSITS                                       834,789                                        834,789

    DEFERRED REVENUE                                      3,439,156                                      3,439,156
                                                       ------------                                   ------------

          TOTAL CURRENT LIABILITIES                      41,600,645                                     41,600,645
                                                       ------------                                   ------------


LONG-TERM DEBT, LESS CURRENT MATURITIES                  42,015,060                                     42,015,060

STOCKHOLDERS' EQUITY:

    OTHER STOCKHOLDERS' EQUITY                          164,967,661                                    164,967,661

    RETAINED EARNINGS (DEFICIT)                           7,509,882       (13,104,433)  (a)            (5,594,551)

    CUMULATIVE TRANSLATION ADJUSTMENT                   (1,297,038)                                    (1,297,038)
                                                       ------------                                   ------------

         TOTAL STOCKHOLDERS' EQUITY                     171,180,505                                    158,076,072
                                                       ------------                                   ------------

                                                       $254,796,210                                   $241,691,777
                                                       ============                                   ============

                    FSI INTERNATIONAL, INC. AND SUBSIDIARIES
                               UNAUDITED PRO FORMA
                             STATEMENT OF OPERATIONS

                                                         FSI
                                                   International,
                                                        Inc.                   Pro Forma                Pro Forma
                                                     Year ended               Adjustments              Year ended
                                                   August 29, 1998          For Divestiture          August 29, 1998
--------------------------------------------------------------------------------------------------------------------
SALES                                               $161,695,114                                        $161,695,114
COST OF GOODS SOLD                                   109,987,687                                         109,987,687
                                                    ------------                                        ------------
  GROSS PROFIT                                        51,707,427                                          51,707,427

SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES                                              52,102,864                                          52,102,864
RESEARCH AND DEVELOPMENT EXPENSES                     36,102,507                                          36,102,507
                                                    ------------                                        ------------
  OPERATING LOSS                                     (36,497,944)                                        (36,497,944)

INTEREST EXPENSE                                      (3,189,390)                                         (3,189,390)
INTEREST INCOME                                        4,774,458                                           4,774,458
OTHER EXPENSE, NET                                      (412,439)                                           (412,439)
                                                    ------------                                        ------------
  LOSS BEFORE INCOME TAXES                           (35,325,315)                                        (35,325,315)

INCOME TAX (BENEFIT) EXPENSE                         (13,986,713)                                        (13,986,713)
                                                    ------------                                        ------------
  LOSS BEFORE EQUITY IN
  EARNINGS OF AFFILIATES                             (21,338,602)                                        (21,338,602)


EQUITY IN EARNINGS OF AFFILIATES                         674,274                                             674,274
                                                    ------------                                        ------------

NET LOSS  FROM CONTINUING OPERATIONS                $(20,664,328)                                       $(20,664,328)

  DISCONTINUED OPERATIONS:
  LOSS FROM OPERATIONS                                (1,287,763)            1,287,763 (a)                       --
                                                    ------------                                        ------------

  NET LOSS                                          $(21,952,091)                                       $(20,664,328)
                                                     ============                                       ============

NET LOSS PER COMMON SHARE - BASIC
  CONTINUING OPERATIONS                                   $(0.91)                                             $(0.91)
  DISCONTINUED OPERATIONS                                  (0.05)                                              (0.00)
  NET LOSS                                                 (0.96)                                              (0.91)

NET LOSS PER COMMON SHARE - DILUTED
  CONTINUING OPERATIONS                                   $(0.91)                                             $(0.91)
  DISCONTINUED OPERATIONS                                  (0.05)                                              (0.00)
  NET LOSS                                                 (0.96)                                              (0.91)
WEIGHTED AVERAGE COMMON SHARES                        22,801,415                                          22,801,415

WEIGHTED AVERAGE COMMON SHARES AND                    22,801,415
POTENTIAL COMMON SHARES                                                                                   22,801,415


                    FSI INTERNATIONAL, INC. AND SUBSIDIARIES
                               UNAUDITED PRO FORMA
                             STATEMENT OF OPERATIONS

                                                           FSI
                                                      International
                                                          Inc.                  Pro Forma                 Pro Forma
                                                    Nine Months ended          Adjustments            Nine Months ended
                                                      May 29, 1999           For Divestiture            May 29, 1999
                                                    -----------------        ---------------          -----------------
Sales                                                   $80,836,840                                       $80,836,840
Cost of goods sold                                       56,965,694                                        56,965,694
                                                      -------------                                      ------------
   Gross profit                                          23,871,146                                        23,871,146

Selling, general and administrative
expenses                                                 26,148,497                                        26,148,497
Research and development expenses                        22,078,711                                        22,078,711
                                                      -------------                                      ------------
   Operating loss                                      (24,356,062)                                      (24,356,062)

Interest expense                                         (2,219,426)                                       (2,219,426)
Interest income                                           3,653,531                                         3,653,531
Other expense, net                                          217,189                                           217,189
                                                      -------------                                      ------------
   Loss before income taxes                             (22,704,768)                                      (22,704,768)

Income tax (benefit) expense                              6,608,850                                         6,608,850
                                                      -------------                                      ------------

Loss before equity in earnings of
   Affiliates                                           (29,313,618)                                      (29,313,618)

Equity in earnings of affiliates                         (1,956,827)                                       (1,956,827)
                                                      -------------                                      ------------
   Net loss from continuing operations                  (31,270,445)                                      (31,270,445)

   Discontinued operations:
   Loss from operations                                  (3,769,040)          3,769,040   (a)                      --
                                                      -------------                                      ------------

Net loss                                              $(35,039,485)                                     $(31,270,445)
                                                      ============                                      ============

Net loss per common share - Basic                           $(1.35)                                           $(1.35)
   Continuing operations                                     (0.16)                                            (0.00)
   Discontinued operations                                   (1.51)                                            (1.35)
   Net Loss
Net loss per common share - Diluted                         $(1.35)                                           $(1.35)
   Continuing operations                                     (0.16)                                            (0.00)
   Discontinued operations                                   (1.51)                                            (1.35)
   Net loss


Weighted average common shares                          23,156,150                                        23,156,150


Weighted average common shares
and potential common shares                             23,156,150                                        23,156,150


                          NOTES TO UNAUDITED PRO FORMA
                              FINANCIAL STATEMENTS
                    FSI INTERNATIONAL, INC. AND SUBSIDIARIES

            AS OF AND FOR THE NINE MONTHS ENDED MAY 29, 1999 AND FOR
                      THE FISCAL YEAR ENDED AUGUST 29, 1998


The unaudited pro forma financial information reflects the divestiture of CMD as discontinued operations. On June 9, 1999, FSI entered into an agreement to sell CMD to the BOC Group, Inc. for approximately $38 million (subject to an adjustment for changes in net working capital from April 3, 1999 through closing). The transaction closed on July 31, 1999.

The Company is anticipating a pre-tax gain in the fourth quarter of fiscal year 1999 of approximately $25.0 million with related taxes of $9.5 million. The pro forma financial information does not reflect the anticipated gain or cash proceeds from this transaction.

         (a)      To reflect the impact of the divestiture of CMD.

                                            EXHIBIT INDEX


No.             Exhibit                                                                      Page
---             -------                                                                      ----
2.              Asset Purchase Agreement dated as of June 9, 1999 between FSI                Incorporated by
                International, Inc. and The BOC Group, Inc.                                  Reference

99.             Press Release dated August 2, 1999.                                          Filed
                                                                                             Electronically
